SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 1, 2026

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EquipmentShare.com Inc

(Exact Name of Registrant as Specified in Its Charter)

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Texas	001-43062	47-2405753
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5710 Bull Run Drive

Columbia, MO, 65201

(Address of Principal Executive Offices)(Zip Code)

(573) 299-5222

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00000125 par value	EQPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2026 (the “Issue Date”), EquipmentShare.com Inc (the “Company” or the “Issuer”) announced that it closed its previously announced private offering of $1,350 million aggregate principal amount of new senior secured second lien notes due 2034 (the “Notes”).

The Notes were issued at an issue price of 100.000% of their principal amount pursuant to an Indenture, dated as of July 1, 2026 (the “Indenture”), by and among the Issuer and Citibank, N.A., as trustee and notes collateral agent. The Notes mature on July 1, 2034 and bear interest at a rate of 7.125% per year. Interest on the Notes is payable on January 1 and July 1 of each year, beginning on January 1, 2027.

At any time prior to July 1, 2029, the Issuer may redeem some or all of the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to (but not including) the redemption date, plus a “make-whole” premium, as described in the Indenture. At any time prior to July 1, 2029, the Issuer may also redeem up to 10% of the aggregate principal amount of the Notes during any twelve-month period at a redemption price equal to 103.0% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to (but not including) the redemption date. On or after July 1, 2029, the Issuer may redeem some or all of the Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest to (but not including) the redemption date. In addition, at any time prior to July 1, 2029, the Issuer may redeem up to an aggregate of 40% of the principal amount of the Notes with the net cash proceeds of certain equity offerings at a redemption price equal to 107.125% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to (but not including) the redemption date. If certain changes of control of the Issuer occur, holders of the Notes will have the right to require the Issuer to offer to repurchase their Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to (but not including) the repurchase date.

The Notes are not guaranteed by any subsidiary of the Issuer as of the Issue Date and will be jointly and severally guaranteed on a senior secured second lien basis by each of the Issuer’s current and future domestic subsidiaries to the extent such subsidiary guarantees any first-priority lien obligations, subject to permitted liens and certain exceptions (the “Collateral”).

The Notes are the Issuer’s senior secured obligations and the Notes rank, and any future related guarantees will rank, (i) equal in right of payment with all existing and future senior indebtedness of the Issuer and any future guarantor and (ii) senior in right of payment to all future subordinated indebtedness of the Issuer and any future guarantor. The Notes and any future related guarantees will be secured on a second-priority basis by liens on substantially all of the Issuer’s and any future guarantor’s assets that constitute the Collateral. The liens securing the Notes and any future related guarantees will be (i) pari passu in priority with the security interest securing the Issuer’s 9.000% Senior Secured Second Lien Notes due 2028, 8.625% Senior Secured Second Lien Notes due 2032 and 8.000% Senior Secured Second Lien Notes due 2033 and (ii) junior in priority to the security interest securing indebtedness under the Issuer’s senior secured asset-based revolving credit facility. In addition, the Notes and any future related guarantees will be (i) effectively senior to the Issuer’s and any future guarantor’s existing and future indebtedness that is unsecured or that is secured by junior liens, in each case, to the extent of the value of the Collateral, (ii) structurally subordinated to all existing and future indebtedness, preferred stock and other liabilities of any of the Issuer’s subsidiaries that do not guarantee the Notes and (iii) effectively junior to any of the Issuer’s and any future guarantor’s existing and future indebtedness that is secured by assets that do not constitute Collateral, to the extent of the value of such assets.

The Indenture contains customary high yield covenants limiting the ability of the Issuer to, among other things, (i) incur additional debt; (ii) pay dividends and make other restricted payments; (iii) incur liens on assets; (iv) enter into certain transactions with affiliates; (v) merge or consolidate or sell all or substantially all of its assets; (vi) sell certain assets, including capital stock of subsidiaries; and (vii) create certain restrictions on the ability of restricted subsidiaries to pay dividends or make other payments to the Issuer. These covenants are subject to a number of important and significant limitations, qualifications and exceptions. The Indenture also contains customary events of default subject in certain cases to customary grace and cure periods.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the Indenture and the form of Note included therein, which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of July 1, 2026, by and among EquipmentShare.com Inc and Citibank, N.A, as trustee and notes collateral agent.
4.2	Form of 7.125% Senior Secured Second Lien Notes due 2034 (included in Exhibit 4.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIPMENTSHARE.COM INC

By:	/s/ David Marquardt
	Name:	David Marquardt
	Title:	Chief Financial Officer and Chief Accounting Officer

Date: July 1, 2026